UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM	8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	June 11, 2026
(June 10, 2026)

Name of Registrant, State of Incorporation, Address Of Principal Executive Offices, Telephone Number, Commission File No., IRS Employer Identification No.

TXNM Energy, Inc.
(A New Mexico Corporation)
414 Silver Ave. SW
Albuquerque, New Mexico 87102-3289
Telephone Number - (505) 241-2700
Commission File No. - 001-32462
IRS Employer Identification No. - 85-0468296

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 40.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 40.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Registrant	Title of each class	Trading Symbol(s)	Name of exchange on which registered
TXNM Energy, Inc.	Common Stock, no par value	TXNM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.     Submission of Matters to a Vote of Security Holders.

On June 10, 2026, TXNM held its Annual Meeting of Shareholders (the “Meeting”).

As of April 21, 2026, the record date for the Meeting, there were 110,707,257 shares of TXNM’s common stock outstanding and entitled to vote at the Meeting.

Set forth below are the final voting results for each of the three proposals submitted to a vote of TXNM’s shareholders at the Meeting. Under state law abstentions have the effect of a vote against the matter.

The following nominees were elected to TXNM’s Board of Directors to serve as directors for a one-year term that expires at TXNM’s Annual Meeting of Shareholders to be held in 2027. The votes cast with respect to the nominees presented at the Meeting were as follows:

Nominees	Votes For	Votes Against	Abstentions	Broker Non-Votes
Vicky A. Bailey	88,707,042	525,533	105,736	8,334,413
Norman P. Becker	88,872,216	348,411	117,684	8,334,413
Patricia K. Collawn	87,848,176	1,378,787	111,348	8,334,413
E. Renae Conley	88,179,291	1,053,246	105,774	8,334,413
Sidney M. Gutierrez	88,657,040	565,794	115,477	8,334,413
James A. Hughes	88,735,931	471,779	130,601	8,334,413
Steven C. Maestas	89,063,640	165,870	108,801	8,334,413
Lillian J. Montoya	88,794,924	435,066	108,321	8,334,413
Maureen T. Mullarkey	88,242,541	990,345	105,425	8,334,413
Joseph D. Tarry	88,884,448	342,093	111,770	8,334,413

The appointment of KPMG LLP to serve as TXNM’s independent public accountants for the year ending December 31, 2026, was ratified by TXNM’s shareholders by the vote indicated below:

Votes For	Votes Against	Abstentions

97,185,638	356,222	130,864

TXNM's shareholders approved, on an advisory basis, the compensation of TXNM’s NEOs, by the vote indicated below:

Votes For	Votes Against	Abstentions	Broker Non-Votes

88,014,281	1,167,803	156,227	8,334,413

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TXNM ENERGY, INC.
(Registrant)

Date: June 11, 2026	/s/ Gerald R. Bischoff
Gerald R. Bischoff
Vice President and Corporate Controller
(Officer duly authorized to sign this report)